UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2008

CHINA INFRASTRUCTURE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51081	88-0485183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room D, 2F, Building 12, Xinxin Huayuan, Jinshui Road, Zhengzhou, Henan Province, The People’s Republic of China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 86-375-2754377

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong Telephone: (011) 852-2530 0222

(Former Name or Former Address, if Changed Since Last Report)

Interwest Transfer Company, Inc.
1981 East Murray Holladay Road, Suite 100, P.O. Box 17136
Salt Lake City, UT 84117
Telephone: (801) 272-9294 Fax: (801) 277-3147

 (Name, address and telephone number of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2008, the Board of Directors of China Infrastructure Investment Corporation, a Nevada corporation (the “Company”) unanimously resolved to amend and restate the Company’s bylaws, and the Company did amend and restate its bylaws, dated as of May 21, 2008, in light of the fact that certain provisions therein were obsolete or required amendments to render the Company’s securities eligible for listing through the Direct Registration System. A copy of the amended and restated bylaws of the Company is attached hereto as Exhibit 3.3.

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 21, 2008, the Board of Directors of the Company simultaneously rescinded the Company’s Code of Ethics adopted by the Board of Directors in 2001, effective immediately and adopted a new Code of Ethics that applies to the Company's officers, directors and employees. A copy of the Code of Ethics is attached hereto as Exhibit 14.1, and is incorporated by reference into this Item 5.05.

Item 8.01. Other Events.

On May 21, 2008, the Board of Directors of the Company also approved the Charters for each of the Audit Committee, the Compensation and the Nominating Committees of the Board. A copy of the Audit Committee Charter, the Compensation Committee Charter and the Nominating Committee Charter are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits No. Description:

Exhibit No.	Item	Location
Exhibit 3.3	Amended and Restated Bylaws of the Company, dated as of May 21, 2008	Provided herewith
Exhibit 14.1	Code of Ethics	Provided herewith
Exhibit 99.1	Audit Committee Charter	Provided herewith
Exhibit 99.2	Compensation Committee Charter	Provided herewith
Exhibit 99.3	Nominating Committee Charter	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2008

LEARNING QUEST TECHNOLOGIES, INC.

By: /s/ Li Xipeng
Name: Li Xipeng
Title: Chief Executive Officer